SUPPLEMENT TO THE
FIDELITY SMALL CAP STOCK FUND
MARCH 2, 1998
PROSPECTUS

Effective the close of business on May 14, 1998, the fund's shares will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on May 14, 1998.